UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2017

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Nicollet Mall, Minneapolis, Minnesota 55403
(Address of principal executive offices, including zip code)
(612) 304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Shareholders.

On June 14, 2017, Target Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation (“Say on Pay”); (4) approve, on an advisory basis, the frequency of the Company’s Say on Pay votes, and (5) approve the Target Corporation Executive Officer Cash Incentive Plan.

At the close of business on April 17, 2017, the record date of the Annual Meeting, the Company had 551,601,217 shares of common stock issued and outstanding. The holders of a total of 493,626,332 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal under the voting approval standard disclosed in the 2017 Proxy Statement (as indicated by the borders) are set forth below:

1.	The shareholders elected each of the following nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	392,361,514	94.8	21,434,062	5.2	1,223,158	78,607,598
Douglas M. Baker, Jr.	355,374,792	86.0	57,796,230	14.0	1,847,712	78,607,598
Brian C. Cornell	385,594,296	94.5	22,611,328	5.5	6,813,110	78,607,598
Calvin Darden	404,165,516	97.7	9,556,524	2.3	1,296,694	78,607,598
Henrique De Castro	406,489,537	98.3	7,150,354	1.7	1,378,843	78,607,598
Robert L. Edwards	409,648,961	99.1	3,913,814	0.9	1,455,959	78,607,598
Melanie L. Healey	407,138,479	98.4	6,549,963	1.6	1,330,292	78,607,598
Donald R. Knauss	406,446,285	98.3	7,127,032	1.7	1,445,417	78,607,598
Monica C. Lozano	410,083,666	99.1	3,605,550	0.9	1,329,518	78,607,598
Mary E. Minnick	408,639,622	98.8	5,016,073	1.2	1,363,039	78,607,598
Derica W. Rice	409,645,813	99.0	3,935,718	1.0	1,437,203	78,607,598
Kenneth L. Salazar	408,886,583	98.8	4,787,972	1.2	1,344,179	78,607,598

2.    The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017:

For:	Shares	475,584,948
	%	96.3
Against:	Shares	16,598,911
	%	3.4
Abstain:	Shares	1,442,473
	%	0.3

3.    The shareholders approved, on an advisory basis, the Company’s executive compensation:

For:	Shares	386,775,751
	%	93.9
Against:	Shares	25,298,152
	%	6.1
Abstain:	Shares	2,944,831
Broker Non-Votes:	Shares	78,607,598

4.    The shareholders approved, on an advisory basis, a frequency of “1 Year” as the recommendation for the frequency of Say on Pay votes:

1 Year:	Shares	366,178,122
	%	88.7
2 Years:	Shares	1,865,952
	%	0.5
3 Years:	Shares	44,589,443
	%	10.8
Abstain:	Shares	2,385,217
Broker Non-Votes:	Shares	78,607,598

The Board of Directors has determined to include the non-binding advisory vote on executive compensation at each annual meeting of shareholders until the next required vote on the frequency of shareholder votes on executive compensation.

5.	The shareholders approved the Target Corporation Executive Officer Cash Incentive Plan:

For:	Shares	398,586,471
	%	96
Against:	Shares	13,322,150
	%	3.2
Abstain:	Shares	3,110,113
	%	0.7
Broker Non-Votes:	Shares	78,607,598

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

(10)KK	Target Corporation Executive Officer Cash Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 15, 2017	/s/ Don H. Liu
Don H. Liu
Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(10)KK	Target Corporation Executive Officer Cash Incentive Plan.	Filed Electronically